Exhibit 99.1

NEWS RELEASE
Investor Contact:
Brian Mathena, Senior Vice President, Director of Investor Relations
920-491-7059
Media Contact:
Jennifer Kaminski, Vice President, Public Relations Senior Manager
920-491-7576

Associated Banc-Corp Reports Second Quarter 2020 Earnings of $0.94 Per Common Share
Including the Gain on Sale of Associated Benefits and Risk Consulting
GREEN BAY, Wis. -- July 23, 2020 -- Associated Banc-Corp (NYSE: ASB) ("Associated" or "Company") today reported net income available to common equity ("earnings") of $145 million, or $0.94 per common share, for the quarter ended June 30, 2020. Second quarter earnings, excluding the net gain on the sale of Associated Benefits and Risk Consulting ("ABRC"), were $0.26 per common share1. These amounts compare to net income available to common equity of $42 million, or $0.27 per common share for the quarter ended March 31, 2020. Year to date earnings were $1.20 per common share, or $0.53 per common share1 excluding the net gain on sale of ABRC, compared to $0.99 per common share in the same period last year.
"We have successfully supported our customers during this turbulent quarter" said President and CEO Philip B. Flynn. "We have provided over $1 billion of PPP funding, deferred and modified loans, waived fees to provide relief, and helped to distribute nearly half a billion of other stimulus support to our customer base. We have been a pillar of strength to our customers and communities through this period of time."
"During this quarter, we closed the strategic sale of ABRC which bolstered our CET1 and tangible capital levels. Further, we issued $100 million of preferred stock which also enhanced our risk weighted and total capital levels. We have also grown checking and savings balances to record levels in the Company's history. Taking these actions together, we have positioned ourselves with ample capital and liquidity to continue to support our customers."

SECOND QUARTER 2020 SUMMARY (all comparisons to the first quarter of 2020)

•	Average loans of $25.2 billion were up 8%, or $1.9 billion

•	Average deposits of $26.1 billion were up 8%, or $1.9 billion

•	Net interest income of $190 million decreased $13 million, or 6%

•	Net interest margin of 2.49% declined 35 basis points from 2.84%

•	Provision for credit losses was $61 million up $8 million, or 15%

•	Noninterest income of $254 million driven by $157 million of net asset gains

•	Noninterest expense of $183 million decreased $9 million, or 5%

•	Income before taxes of $200 million increased $144 million

•	Pre-tax pre-provision income[1] of $261 million up $152 million

•	Tangible book value per share was $16.21, up 11%

1This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods. See page 10 of the attached tables for a reconciliation of GAAP financial measures to non-GAAP financial measures.

Loans
Second quarter 2020 average loans of $25.2 billion were up 8%, or $1.9 billion from the first quarter 2020 and were up 8%, or $1.8 billion from the same period last year. The increases were largely driven by PPP loans, commercial line draws, and CRE loans. With respect to second quarter average balances by loan category:

•
Commercial and business lending increased $1.7 billion from the first quarter 2020 and increased $1.4 billion compared to the same period last year to $10.0 billion. The increase was driven by approximately $850 million of PPP loans plus line draws on other commercial loans.

•
Commercial real estate lending increased $391 million from the first quarter 2020 and $589 million from the same period last year to $5.7 billion. The change was largely due to the funding of existing commitments and slowing payoffs.

•
Consumer lending was $9.4 billion, down $170 million from the first quarter 2020 and down $173 million from the same period last year. This was predominantly driven by the sale of a $188 million mortgage portfolio during the second quarter 2020.

Deposits
Second quarter 2020 average deposits of $26.1 billion were up $1.9 billion, or 8%, compared to the first quarter 2020 and were up $1.1 billion from the same period last year. The increases in balances are due to customers holding proceeds from PPP loans and other government stimulus programs in their deposit accounts, along with higher savings rates in general.
With respect to second quarter 2020 average balances by deposit category:

•	Noninterest-bearing demand deposits increased $1.4 billion from the first quarter and $1.8 billion from the same period last year to $6.9 billion.

•	Savings increased $391 million from the first quarter and $940 million from the same period last year to $3.3 billion.

•	Interest-bearing demand deposits increased $138 million from the first quarter and $461 million from the same period last year to $5.4 billion.

•	Network transaction deposits increased $111 million from the first quarter but decreased $480 million from the same period last year to $1.5 billion.

•	Money market deposits decreased $42 million from the first quarter and decreased $622 million from the same period last year to $6.5 billion.

•	Time deposits decreased $166 million from the first quarter and decreased $1.1 billion from the same period last year to $2.5 billion.

Net Interest Income and Net Interest Margin
Second quarter 2020 net interest income of $190 million was down 6%, or $13 million, and the net interest margin decreased 35 basis points from the first quarter of 2020. Second quarter 2020 net interest income decreased 11%, or $24 million, and the net interest margin decreased 39 basis points from the same period last year to 2.49%. The decreases in net interest income and net interest margin from the first quarter are due to reductions in the Fed Funds rate and increased liquidity during the second quarter.

•	The average yield on total earning assets for the second quarter of 2020 decreased 73 basis points from the prior quarter and decreased 116 basis points from the same period last year to 2.94%.

•
The average cost of total interest-bearing liabilities for the second quarter of 2020 decreased 46 basis points from the prior quarter and decreased 94 basis points from the same period last year to 0.60%.

•	The net free funds benefit for the second quarter of 2020 decreased eight basis points from the prior quarter and decreased 17 basis points compared to the same period last year.

Noninterest Income
Second quarter of 2020 total noninterest income of $254 million increased $156 million from the prior quarter and increased $159 million from the same period last year.
With respect to second quarter 2020 noninterest income line items:

•
Net mortgage banking income was $12 million for the second quarter, up $6 million from the previous quarter and up $3 million from the same period last year. Gross mortgage banking income was $20 million, partially offset by $8 million of mortgage servicing rights impairment.

•	Capital markets income was down $1 million from the previous quarter and up $2 million from the same period last year.

•	Asset gains (losses), net were $157 million for the second quarter. This included the $163 million net gain on sale of ABRC offset by other asset write-downs of $6 million.

Noninterest Expense
Second quarter 2020 total noninterest expense of $183 million decreased $9 million from the prior quarter and decreased $14 million compared to the same period last year.
With respect to second quarter 2020 noninterest expense line items:

•	Personnel expense decreased $3 million from the prior quarter and $12 million from the same period last year.

•	Technology expense was flat from the prior quarter but increased $1 million from the same period last year.

•	Occupancy expense decreased $2 million from the prior quarter but was up $1 million from the same period last year.

•	Business development and advertising expense was down $2 million from the prior quarter and was down $3 million from the same period last year.

Taxes
The second quarter 2020 effective tax rate was 26% compared to 18% in both the prior quarter and the same period last year. The higher effective tax rate for the second quarter was driven by the one-time gain on the sale of ABRC.

Credit
The second quarter 2020 provision for credit losses was $61 million, up from $53 million in the prior quarter and up from $8 million in the same period last year, driven by increased charge offs and further reserve builds.
With respect to second quarter 2020 credit quality:

•
Potential problem loans of $307 million were up $73 million, or 31%, from the prior quarter and up $141 million, or 85%, from the same period last year. The increase was driven by general C&I loans and CRE loans in COVID-19 affected industries.

•
Nonaccrual loans of $172 million were up $35 million from the prior quarter and up $5 million from the same period last year. The nonaccrual loans to total loans ratio was 0.69% in the second quarter, up from 0.56% in the prior quarter and down from 0.72% in the same period last year.

•	Net charge offs of $26 million were up $9 million from the prior quarter and up $13 million from the same period last year.

•
The allowance for credit losses on loans (ACLL) of $429 million was up $35 million from the prior quarter and up $173 million compared to the same period last year. The ACLL to total loans ratio was 1.73% in the second quarter, up from 1.62% in the prior quarter and 1.10% in the same period last year.

Capital
The Company’s capital position remains strong, with a CET1 capital ratio of 10.3% at June 30, 2020. The Company’s capital ratios continue to be in excess of the Basel III “well-capitalized” regulatory benchmarks on a fully phased in basis.

SECOND QUARTER 2020 EARNINGS RELEASE CONFERENCE CALL
The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, July 23, 2020. Interested parties can access the live webcast of the call through the Investor Relations section of the Company's website, http://investor.associatedbank.com. Parties may also dial into the call at 877-407-8037 (domestic) or 201-689-8037 (international) and request the Associated Banc-Corp second quarter 2020 earnings call. The second quarter 2020 financial tables with an accompanying slide presentation will be available on the Company's website just prior to the call. An audio archive of the webcast will be available on the Company's website approximately fifteen minutes after the call is over.
ABOUT ASSOCIATED BANC-CORP
Associated Banc-Corp (NYSE: ASB) has total assets of $36 billion and is one of the top 50 publicly traded U.S. bank holding companies. Headquartered in Green Bay, Wisconsin, Associated is a leading Midwest banking franchise, offering a full range of financial products and services from more than 240 banking locations serving more than 120 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.
FORWARD-LOOKING STATEMENTS
Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target," “outlook,” or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.

NON-GAAP FINANCIAL MEASURES
This press release and related materials may contain references to measures which are not defined in generally accepted accounting principles (“GAAP”). Information concerning these non-GAAP financial measures can be found in the financial tables. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide a greater understanding of ongoing operations and enhance comparability of results with prior periods.
# # #

Associated Banc-Corp Consolidated Balance Sheets (Unaudited)
($ in thousands)	Jun 30, 2020	Mar 31, 2020	Seql Qtr $ Change	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Comp Qtr $ Change
Assets
Cash and due from banks	$443,500	$480,337	$(36,837)	$373,380	$523,435	$382,985	$60,515
Interest-bearing deposits in other financial institutions	1,569,006	176,440	1,392,566	207,624	236,010	172,708	1,396,298
Federal funds sold and securities purchased under agreements to resell	185	22,455	(22,270)	7,740	100	1,385	(1,200)
Investment securities held to maturity, net, at amortized cost(a)	2,077,225	2,149,373	(72,148)	2,205,083	2,200,419	2,806,064	(728,839)
Investment securities available for sale, at fair value	3,149,773	2,928,787	220,986	3,262,586	3,436,289	3,283,456	(133,683)
Equity securities	15,091	15,063	28	15,090	15,096	15,066	25
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	206,281	222,922	(16,641)	227,347	207,443	202,758	3,523
Residential loans held for sale	196,673	366,330	(169,657)	136,280	137,655	129,303	67,370
Commercial loans held for sale	3,565	—	3,565	15,000	11,597	11,000	(7,435)
Loans	24,832,671	24,365,633	467,038	22,821,440	22,754,710	23,249,967	1,582,704
Allowance for loan losses(b)	(363,803)	(337,793)	(26,010)	(201,371)	(214,425)	(233,659)	(130,144)
Loans, net	24,468,868	24,027,841	441,027	22,620,068	22,540,285	23,016,308	1,452,560
Bank and corporate owned life insurance	676,196	674,026	2,170	671,948	670,739	668,638	7,558
Tax credit and other investments	303,132	315,909	(12,777)	279,969	256,220	222,812	80,320
Premises and equipment, net	434,042	438,469	(4,427)	435,284	436,268	432,058	1,984
Goodwill	1,107,902	1,191,388	(83,486)	1,176,230	1,176,230	1,176,019	(68,117)
Mortgage servicing rights, net	49,403	58,289	(8,886)	67,306	68,168	66,175	(16,772)
Other intangible assets, net	72,759	92,723	(19,964)	88,301	91,089	93,915	(21,156)
Interest receivable	87,097	92,377	(5,280)	91,196	96,315	110,528	(23,431)
Other assets	640,765	655,328	(14,563)	506,046	493,105	455,688	185,077
Total assets	$35,501,464	$33,908,056	$1,593,408	$32,386,478	$32,596,460	$33,246,869	$2,254,595
Liabilities and stockholders’ equity
Noninterest-bearing demand deposits	$7,573,942	$6,107,386	$1,466,556	$5,450,709	$5,503,223	$5,354,987	$2,218,955
Interest-bearing deposits	18,977,502	19,554,194	(576,692)	18,328,355	18,919,339	19,919,235	(941,733)
Total deposits	26,551,444	25,661,580	889,864	23,779,064	24,422,562	25,274,222	1,277,222
Federal funds purchased and securities sold under agreements to repurchase	142,293	133,007	9,286	433,097	78,028	83,195	59,098
Commercial paper	39,535	33,647	5,888	32,016	30,416	28,787	10,748
PPPLF	1,009,760	—	1,009,760	—	—	—	1,009,760
FHLB advances	2,657,016	3,214,194	(557,178)	3,180,967	2,877,727	2,742,941	(85,925)
Other long-term funding	548,937	549,644	(707)	549,343	796,799	796,403	(247,466)
Allowance for unfunded commitments(b)	64,776	56,276	8,500	21,907	22,907	21,907	42,869
Accrued expenses and other liabilities(b)	463,245	469,236	(5,991)	467,961	447,166	399,619	63,626
Total liabilities	31,477,007	30,117,584	1,359,423	28,464,355	28,675,605	29,347,075	2,129,932
Stockholders’ equity
Preferred equity	353,846	256,716	97,130	256,716	256,716	256,716	97,130
Common equity(b)	3,670,612	3,533,755	136,857	3,665,407	3,664,139	3,643,077	27,535
Total stockholders’ equity	4,024,457	3,790,471	233,986	3,922,124	3,920,855	3,899,794	124,663
Total liabilities and stockholders’ equity	$35,501,464	$33,908,056	$1,593,408	$32,386,478	$32,596,460	$33,246,869	$2,254,595
Numbers may not sum due to rounding.
(a) Beginning in 2020, the investment securities held to maturity are reported net of the related allowance for credit losses. Prior periods were unadjusted due to the modified retrospective application of ASU 2016-13.
(b) At January 1, 2020, the adoption of ASU 2016-13 resulted in an increase to the allowance for loan losses of $112 million and an increase to the allowance for unfunded commitments of $19 million for a total increase to the allowance for credit losses on loans of $131 million. A corresponding after tax decrease to common equity of $98 million was recorded along with a deferred tax asset of $33 million resulting in a decrease to accrued expenses and other liabilities. Prior periods were unadjusted due to the modified retrospective application of ASU 2016-13.

Associated Banc-Corp Consolidated Statements of Income (Unaudited)
($ in thousands, except per share data)			Comp Qtr		YTD	YTD	Comp YTD
	2Q20	2Q19	$ Change	% Change	Jun 2020	Jun 2019	$ Change	% Change
Interest income
Interest and fees on loans	$191,895	$260,784	$(68,889)	(26)%	$416,681	$519,637	$(102,956)	(20)%
Interest and dividends on investment securities
Taxable	16,103	26,710	(10,607)	(40)%	36,375	55,764	(19,389)	(35)%
Tax-exempt	14,616	14,643	(27)	—%	29,498	28,459	1,039	4%
Other interest	2,231	3,995	(1,764)	(44)%	5,535	8,221	(2,686)	(33)%
Total interest income	224,845	306,133	(81,288)	(27)%	488,090	612,081	(123,991)	(20)%
Interest expense
Interest on deposits	13,178	67,050	(53,872)	(80)%	49,844	129,823	(79,979)	(62)%
Interest on federal funds purchased and securities sold under agreements to repurchase	51	286	(235)	(82)%	420	913	(493)	(54)%
Interest on other short-term funding	683	37	646	N/M	721	88	633	N/M
Interest on FHLB advances	15,470	17,744	(2,274)	(13)%	33,096	37,298	(4,202)	(11)%
Interest on long-term funding	5,591	7,396	(1,805)	(24)%	11,195	14,792	(3,597)	(24)%
Total interest expense	34,973	92,513	(57,540)	(62)%	95,276	182,914	(87,638)	(48)%
Net interest income	189,872	213,619	(23,747)	(11)%	392,814	429,167	(36,353)	(8)%
Provision for credit losses	61,000	8,000	53,000	N/M	114,001	14,000	100,001	N/M
Net interest income after provision for credit losses	128,872	205,619	(76,747)	(37)%	278,813	415,167	(136,354)	(33)%
Noninterest income
Insurance commissions and fees	22,430	22,985	(555)	(2)%	45,038	48,449	(3,411)	(7)%
Wealth management fees(a)	20,916	20,691	225	1%	41,732	40,870	862	2%
Service charges and deposit account fees	11,484	15,426	(3,942)	(26)%	26,706	30,542	(3,836)	(13)%
Card-based fees	8,893	10,131	(1,238)	(12)%	18,490	19,392	(902)	(5)%
Other fee-based revenue	4,774	5,178	(404)	(8)%	9,272	9,161	111	1%
Capital markets, net	6,910	4,726	2,184	46%	14,845	7,916	6,929	88%
Mortgage banking, net	12,263	9,466	2,797	30%	18,407	14,178	4,229	30%
Bank and corporate owned life insurance	3,625	3,352	273	8%	6,719	7,144	(425)	(6)%
Asset gains (losses), net(b)	157,361	871	156,490	N/M	157,284	1,438	155,846	N/M
Investment securities gains (losses), net	3,096	463	2,633	N/M	9,214	2,143	7,071	N/M
Other	2,737	2,547	190	7%	5,090	5,807	(717)	(12)%
Total noninterest income	254,490	95,837	158,653	166%	352,796	187,040	165,756	89%
Noninterest expense
Personnel	111,350	123,228	(11,878)	(10)%	225,551	243,279	(17,728)	(7)%
Technology	21,174	20,114	1,060	5%	41,973	39,126	2,847	7%
Occupancy	14,464	13,830	634	5%	30,532	30,302	230	1%
Business development and advertising	3,556	6,658	(3,102)	(47)%	9,382	13,293	(3,911)	(29)%
Equipment	5,312	5,577	(265)	(5)%	10,751	11,245	(494)	(4)%
Legal and professional	5,058	4,668	390	8%	10,217	8,619	1,598	19%
Loan and foreclosure costs	3,605	1,814	1,791	99%	6,725	3,961	2,764	70%
FDIC assessment	5,250	4,500	750	17%	10,750	8,250	2,500	30%
Other intangible amortization	2,872	2,324	548	24%	5,686	4,551	1,135	25%
Acquisition related costs(c)	518	3,734	(3,216)	(86)%	2,238	4,366	(2,128)	(49)%
Other	10,249	11,331	(1,082)	(10)%	21,791	22,459	(668)	(3)%
Total noninterest expense	183,407	197,779	(14,372)	(7)%	375,598	389,450	(13,852)	(4)%
Income before income taxes	199,955	103,678	96,277	93%	256,012	212,756	43,256	20%
Income tax expense	51,238	19,017	32,221	169%	61,457	41,409	20,048	48%
Net income	148,718	84,661	64,057	76%	194,555	171,347	23,208	14%
Preferred stock dividends	4,144	3,801	343	9%	7,945	7,601	344	5%
Net income available to common equity	$144,573	$80,860	$63,713	79%	$186,611	$163,746	$22,865	14%
Earnings per common share
Basic	$0.94	$0.49	$0.45	92%	$1.21	$1.00	$0.21	21%
Diluted	$0.94	$0.49	$0.45	92%	$1.20	$0.99	$0.21	21%
Average common shares outstanding
Basic	152,393	162,180	(9,787)	(6)%	153,547	163,049	(9,502)	(6)%
Diluted	153,150	163,672	(10,522)	(6)%	154,360	164,518	(10,158)	(6)%
N/M = Not meaningful
Numbers may not sum due to rounding.
(a) Includes trust, asset management, brokerage, and annuity fees.
(b) 2Q20 and YTD 2020 include a gain of $163 million from the sale of Associated Benefits & Risk Consulting. 2Q19 and YTD 2019 include less than $1 million of Huntington related asset losses.

(c)	Includes Huntington branch and First Staunton acquisition related costs only.

Associated Banc-Corp Consolidated Statements of Income (Unaudited) - Quarterly Trend
($ in thousands, except per share data)			Seql Qtr					Comp Qtr
	2Q20	1Q20	$ Change	% Change	4Q19	3Q19	2Q19	$ Change	% Change
Interest income
Interest and fees on loans	$191,895	$224,786	$(32,891)	(15)%	$229,883	$248,579	$260,784	$(68,889)	(26)%
Interest and dividends on investment securities
Taxable	16,103	20,272	(4,169)	(21)%	21,056	23,485	26,710	(10,607)	(40)%
Tax-exempt	14,616	14,882	(266)	(2)%	14,615	14,491	14,643	(27)	—%
Other interest	2,231	3,304	(1,073)	(32)%	3,556	4,865	3,995	(1,764)	(44)%
Total interest income	224,845	263,244	(38,399)	(15)%	269,110	291,420	306,133	(81,288)	(27)%
Interest expense
Interest on deposits	13,178	36,666	(23,488)	(64)%	45,877	61,585	67,050	(53,872)	(80)%
Interest on federal funds purchased and securities sold under agreements to repurchase	51	368	(317)	(86)%	521	145	286	(235)	(82)%
Interest on other short-term funding	683	39	644	N/M	28	33	37	646	N/M
Interest on FHLB advances	15,470	17,626	(2,156)	(12)%	16,623	15,896	17,744	(2,274)	(13)%
Interest on long-term funding	5,591	5,604	(13)	—%	5,918	7,396	7,396	(1,805)	(24)%
Total interest expense	34,973	60,303	(25,330)	(42)%	68,967	85,054	92,513	(57,540)	(62)%
Net interest income	189,872	202,942	(13,070)	(6)%	200,142	206,365	213,619	(23,747)	(11)%
Provision for credit losses	61,000	53,001	7,999	15%	—	2,000	8,000	53,000	N/M
Net interest income after provision for credit losses	128,872	149,941	(21,069)	(14)%	200,142	204,365	205,619	(76,747)	(37)%
Noninterest income
Insurance commissions and fees	22,430	22,608	(178)	(1)%	19,701	20,954	22,985	(555)	(2)%
Wealth management fees(a)	20,916	20,816	100	—%	21,582	21,015	20,691	225	1%
Service charges and deposit account fees	11,484	15,222	(3,738)	(25)%	16,032	16,561	15,426	(3,942)	(26)%
Card-based fees	8,893	9,597	(704)	(7)%	9,906	10,456	10,131	(1,238)	(12)%
Other fee-based revenue	4,774	4,497	277	6%	4,696	5,085	5,178	(404)	(8)%
Capital markets, net	6,910	7,935	(1,025)	(13)%	7,647	4,300	4,726	2,184	46%
Mortgage banking, net	12,263	6,143	6,120	100%	6,760	10,940	9,466	2,797	30%
Bank and corporate owned life insurance	3,625	3,094	531	17%	3,364	4,337	3,352	273	8%
Asset gains (losses), net(b)	157,361	(77)	157,438	N/M	398	877	871	156,490	N/M
Investment securities gains (losses), net	3,096	6,118	(3,022)	(49)%	26	3,788	463	2,633	N/M
Other	2,737	2,352	385	16%	2,822	2,537	2,547	190	7%
Total noninterest income	254,490	98,306	156,184	159%	92,934	100,850	95,837	158,653	166%
Noninterest expense
Personnel	111,350	114,200	(2,850)	(2)%	120,614	123,170	123,228	(11,878)	(10)%
Technology	21,174	20,799	375	2%	22,731	20,572	20,114	1,060	5%
Occupancy	14,464	16,069	(1,605)	(10)%	16,933	15,164	13,830	634	5%
Business development and advertising	3,556	5,826	(2,270)	(39)%	8,316	7,991	6,658	(3,102)	(47)%
Equipment	5,312	5,439	(127)	(2)%	5,970	6,335	5,577	(265)	(5)%
Legal and professional	5,058	5,160	(102)	(2)%	5,559	5,724	4,668	390	8%
Loan and foreclosure costs	3,605	3,120	485	16%	3,262	1,638	1,814	1,791	99%
FDIC assessment	5,250	5,500	(250)	(5)%	4,000	4,000	4,500	750	17%
Other intangible amortization	2,872	2,814	58	2%	2,712	2,686	2,324	548	24%
Acquisition related costs(c)	518	1,721	(1,203)	(70)%	1,325	1,629	3,734	(3,216)	(86)%
Other	10,249	11,543	(1,294)	(11)%	12,187	12,021	11,331	(1,082)	(10)%
Total noninterest expense	183,407	192,191	(8,784)	(5)%	203,609	200,930	197,779	(14,372)	(7)%
Income before income taxes	199,955	56,056	143,899	N/M	89,467	104,286	103,678	96,277	93%
Income tax expense	51,238	10,219	41,019	N/M	17,364	20,947	19,017	32,221	169%
Net income	148,718	45,838	102,880	N/M	72,103	83,339	84,661	64,057	76%
Preferred stock dividends	4,144	3,801	343	9%	3,801	3,801	3,801	343	9%
Net income available to common equity	$144,573	$42,037	$102,536	N/M	$68,303	$79,539	$80,860	$63,713	79%
Earnings per common share
Basic	$0.94	$0.27	$0.67	N/M	$0.43	$0.50	$0.49	$0.45	92%
Diluted	$0.94	$0.27	$0.67	N/M	$0.43	$0.49	$0.49	$0.45	92%
Average common shares outstanding
Basic	152,393	154,701	(2,308)	(1)%	156,994	159,126	162,180	(9,787)	(6)%
Diluted	153,150	155,619	(2,469)	(2)%	158,472	160,382	163,672	(10,522)	(6)%
N/M = Not meaningful
Numbers may not sum due to rounding.
(a) Includes trust, asset management, brokerage, and annuity fees.

(b)	2Q20 includes a gain of $163 million from the sale of Associated Benefits & Risk Consulting. 2Q19 includes less than $1 million of Huntington related asset losses.
(c) Includes Huntington branch and First Staunton acquisition related costs only.

Associated Banc-Corp Selected Quarterly Information
($ in millions except per share data and COVID-19 loan modifications; shares repurchased and outstanding in thousands)	YTD Jun 2020	YTD Jun 2019	2Q20	1Q20	4Q19	3Q19	2Q19
Per common share data
Dividends	$0.36	$0.34	$0.18	$0.18	$0.18	$0.17	$0.17
Market value:
High	21.94	23.67	17.03	21.94	22.51	21.67	23.15
Low	10.85	19.77	11.48	10.85	18.96	18.64	19.81
Close	13.68	21.14	13.68	12.79	22.04	20.25	21.14
Book value	23.89	22.40	23.89	22.99	23.32	23.00	22.40
Tangible book value / share	16.21	14.59	16.21	14.64	15.28	15.05	14.59
Performance ratios (annualized)
Return on average assets	1.16%	1.03%	1.72%	0.57%	0.89%	1.00%	1.02%
Noninterest expense / average assets	2.24%	2.35%	2.12%	2.37%	2.51%	2.40%	2.37%
Effective tax rate	24.01%	19.46%	25.62%	18.23%	19.41%	20.09%	18.34%
Dividend payout ratio(a)	29.75%	34.00%	19.15%	66.67%	41.86%	34.00%	34.69%
Net interest margin	2.66%	2.89%	2.49%	2.84%	2.83%	2.81%	2.88%
Selected trend information
Average full time equivalent employees(b)	4,666	4,663	4,701	4,631	4,696	4,782	4,666
Branch count			249	249	248	248	247
Assets under management, at market value(c)			$11,755	$10,454	$12,104	$11,604	$11,475
Mortgage loans originated for sale during period	$861	$459	$550	$310	$267	$365	$297
Mortgage loan settlements during period(d)	$1,022	$432	$725	$297	$268	$617	$272
Mortgage portfolio loans transferred to held for sale during period	$200	$—	$—	$200	$—	$243	$—
Mortgage portfolio serviced for others			$8,454	$8,549	$8,489	$8,692	$8,509
Mortgage servicing rights, net / mortgage portfolio serviced for others			0.58%	0.68%	0.79%	0.78%	0.78%
Shares repurchased during period(e)	4,264	3,063	—	4,264	2,256	2,892	1,754
Shares outstanding, end of period	153,616	162,662	153,616	153,690	157,171	159,291	162,662
Payment Protection Program fees, net
Total fees established	$27	N/A	$27	N/A	N/A	N/A	N/A
Fees recognized	(3)	N/A	(3)	N/A	N/A	N/A	N/A
Remaining Payment Protection Program fee balance	$24	N/A	$24	N/A	N/A	N/A	N/A
Completed loan deferrals and modifications under COVID-19 relief program ($ in thousands)
Commercial and industrial			$45,415	$345	N/A	N/A	N/A
Commercial real estate—owner occupied			138,267	—	N/A	N/A	N/A
Commercial and business lending			183,682	345	N/A	N/A	N/A
Commercial real estate—investor			606,058	595	N/A	N/A	N/A
Real estate construction			32,214	—	N/A	N/A	N/A
Commercial real estate lending			638,272	595	N/A	N/A	N/A
Total commercial			821,955	940	N/A	N/A	N/A
Residential mortgage			692,307	428	N/A	N/A	N/A
Home equity			30,554	—	N/A	N/A	N/A
Other consumer			2,060	—	N/A	N/A	N/A
Total consumer			724,921	428	N/A	N/A	N/A
Total COVID-19 loan modifications			$1,546,876	$1,368	N/A	N/A	N/A
Selected quarterly ratios
Loans / deposits			93.53%	94.95%	95.97%	93.17%	91.99%
Stockholders’ equity / assets			11.34%	11.18%	12.11%	12.03%	11.73%
Risk-based capital(f)(g)
Total risk-weighted assets			$25,865	$25,866	$24,296	$24,313	$24,466
Common equity Tier 1			$2,651	$2,421	$2,481	$2,482	$2,481
Common equity Tier 1 capital ratio			10.25%	9.36%	10.21%	10.21%	10.14%
Tier 1 capital ratio			11.62%	10.35%	11.26%	11.26%	11.19%
Total capital ratio			13.83%	12.56%	13.21%	13.26%	13.25%
Tier 1 leverage ratio			9.08%	8.50%	8.83%	8.57%	8.49%
Mortgage banking, net
Mortgage servicing fees, net(h)	$1	$6	$(1)	$2	$2	$2	$3
Gains (losses) and fair value adjustments on loans held for sale	31	9	21	10	5	4	7
Fair value adjustment on portfolio loans transferred to held for sale	3	—	—	3	—	4	—
Mortgage servicing rights (impairment) recovery	(17)	—	(8)	(9)	—	—	—
Mortgage banking, net	$18	$14	$12	$6	$7	$11	$9
Numbers may not sum due to rounding.

(a)	Ratio is based upon basic earnings per common share.

(b)	Average full time equivalent employees without overtime.

(c)	Excludes assets held in brokerage accounts.

(d)	During the third quarter of 2019, the Corporation sold approximately $240 million of portfolio mortgages that were transferred during the period, resulting in increased settlements.

(e)	Does not include repurchases related to tax withholding on equity compensation.

(f)
The Federal Reserve establishes regulatory capital requirements, including well-capitalized standards for the Corporation. The regulatory capital requirements effective for the Corporation follow Basel III, subject to certain transition provisions.

(g)	June 30, 2020 data is estimated.

(h)	Includes mortgage origination and servicing fees, net of mortgage servicing rights amortization.

Associated Banc-Corp Selected Asset Quality Information
($ in thousands)	Jun 30, 2020	Mar 31, 2020	Seql Qtr % Change	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Comp Qtr % Change
Allowance for loan losses
Balance at beginning of period	$337,793	$201,371	68%	$214,425	$233,659	$235,081	44%
Cumulative effect of ASU 2016-13 adoption (CECL)	N/A	112,457		N/A	N/A	N/A
January 1, 2020	N/A	313,828		N/A	N/A	N/A
Provision for loan losses	52,500	37,500	40%	1,000	1,000	12,000	N/M
Allowance for PCD loans for bank acquisition	N/A	3,504		N/A	N/A	N/A
Charge offs	(28,351)	(19,308)	47%	(16,752)	(26,313)	(15,761)	80%
Recoveries	1,861	2,268	(18)%	2,699	6,079	2,339	(20)%
Net charge offs	(26,490)	(17,040)	55%	(14,054)	(20,234)	(13,421)	97%
Balance at end of period	$363,803	$337,793	8%	$201,371	$214,425	$233,659	56%
Allowance for unfunded commitments
Balance at beginning of period	$56,276	$21,907	157%	$22,907	$21,907	$25,836	118%
Cumulative effect of ASU 2016-13 adoption (CECL)	N/A	18,690		N/A	N/A	N/A
January 1, 2020	N/A	40,597		N/A	N/A	N/A
Provision for unfunded commitments	8,500	15,500	(45)%	(1,000)	1,000	(4,000)	N/M
Amount recorded at acquisition	—	179	(100)%	—	—	70	(100)%
Balance at end of period	$64,776	$56,276	15%	$21,907	$22,907	$21,907	196%
Allowance for credit losses on loans (ACLL)(a)	$428,579	$394,069	9%	$223,278	$237,331	$255,566	68%
Provision for credit losses on loans(b)	$61,000	$53,000	15%	$—	$2,000	$8,000	N/M
($ in thousands)	Jun 30, 2020	Mar 31, 2020		Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
Net (charge offs) recoveries
PPP Loans	$—	$—	N/M	$—	$—	$—	N/M
Commercial and industrial	(24,919)	(15,049)	66%	(11,917)	(19,918)	(12,177)	105%
Commercial real estate—owner occupied	1	—	N/M	—	1,483	(104)	(101)%
Commercial and business lending	(24,919)	(15,048)	66%	(11,917)	(18,435)	(12,281)	103%
Commercial real estate—investor	28	—	N/M	—	(3)	3	N/M
Real estate construction	(3)	11	(127)%	72	20	151	(102)%
Commercial real estate lending	25	11	127%	72	17	153	(84)%
Total commercial	(24,893)	(15,037)	66%	(11,845)	(18,418)	(12,127)	105%
Residential mortgage	(215)	(912)	(76)%	(1,415)	(393)	(365)	(41)%
Home equity	(303)	71	N/M	480	(275)	239	N/M
Other consumer	(1,078)	(1,162)	(7)%	(1,274)	(1,148)	(1,169)	(8)%
Total consumer	(1,596)	(2,003)	(20)%	(2,208)	(1,816)	(1,294)	23%
Total net (charge offs) recoveries	$(26,490)	$(17,040)	55%	$(14,054)	$(20,234)	$(13,421)	97%

(In basis points)	Jun 30, 2020	Mar 31, 2020		Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
Net charge offs to average loans (annualized)
PPP Loans	—	—		—	—	—
Commercial and industrial	(121)	(81)		(65)	(104)	(64)
Commercial real estate—owner occupied	—	—		—	63	(4)
Commercial and business lending	(100)	(72)		(58)	(86)	(57)
Commercial real estate—investor	—	—		—	—	—
Real estate construction	—	—		2	1	5
Commercial real estate lending	—	—		1	—	1
Total commercial	(64)	(44)		(35)	(53)	(35)
Residential mortgage	(1)	(4)		(7)	(2)	(2)
Home equity	(15)	3		22	(12)	11
Other consumer	(128)	(134)		(145)	(129)	(132)
Total consumer	(7)	(8)		(9)	(8)	(5)
Total net charge offs	(42)	(29)		(24)	(35)	(23)

($ in thousands)	Jun 30, 2020	Mar 31, 2020		Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
Credit Quality
Nonaccrual loans	$171,607	$136,717	26%	$118,380	$128,939	$166,707	3%
Other real estate owned (OREO)	20,264	22,530	(10)%	21,101	19,625	18,355	10%
Other nonperforming assets	909	6,004	(85)%	6,004	6,004	—	N/M
Total nonperforming assets	$192,780	$165,251	17%	$145,485	$154,568	$185,062	4%

Loans 90 or more days past due and still accruing	$1,466	$2,255	(35)%	$2,259	$1,986	$2,088	(30)%
Allowance for loan losses to loans	N/A	N/A		0.88%	0.94%	1.00%
Allowance for credit losses to loans	1.73%	1.62%		0.98%	1.04%	1.10%
Allowance for loan losses to nonaccrual loans	N/A	N/A		170.10%	166.30%	140.16%
Allowance for credit losses to nonaccrual loans	249.74%	288.24%		188.61%	184.07%	153.30%
Nonaccrual loans to total loans	0.69%	0.56%		0.52%	0.57%	0.72%
Nonperforming assets to total loans plus OREO	0.78%	0.68%		0.64%	0.68%	0.80%
Nonperforming assets to total assets	0.54%	0.49%		0.45%	0.47%	0.56%
Year-to-date net charge offs to year-to-date average loans (annualized)	0.36%	0.29%		0.24%	0.24%	0.18%

(a)	Excludes approximately $61,000 of allowance for held to maturity investment securities

(b)	March 31, 2020 excludes less than $1,000 of provision for held to maturity investment securities

Associated Banc-Corp Selected Asset Quality Information (continued)
(In thousands)	Jun 30, 2020	Mar 31, 2020	Seql Qtr % Change	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Comp Qtr % Change
Nonaccrual loans
Commercial and industrial	$80,239	$58,854	36%	$46,312	$56,536	$84,151	(5)%
Commercial real estate—owner occupied	1,932	1,838	5%	67	68	571	N/M
Commercial and business lending	82,171	60,692	35%	46,380	56,604	84,722	(3)%
Commercial real estate—investor	11,172	1,091	N/M	4,409	4,800	1,485	N/M
Real estate construction	503	486	3%	493	542	427	18%
Commercial real estate lending	11,675	1,577	N/M	4,902	5,342	1,912	N/M
Total commercial	93,846	62,269	51%	51,282	61,946	86,634	8%
Residential mortgage	66,656	64,855	3%	57,844	57,056	68,166	(2)%
Home equity	10,829	9,378	15%	9,104	9,828	11,835	(9)%
Other consumer	276	215	28%	152	109	72	N/M
Total consumer	77,761	74,448	4%	67,099	66,993	80,073	(3)%
Total nonaccrual loans	$171,607	$136,717	26%	$118,380	$128,939	$166,707	3%

	Jun 30, 2020	Mar 31, 2020	Seql Qtr % Change	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Comp Qtr % Change
Restructured loans (accruing)(a)
Commercial and industrial	$16,321	$16,056	2%	$16,678	$15,398	$16,850	(3)%
Commercial real estate—owner occupied	1,441	2,091	(31)%	1,676	1,912	1,970	(27)%
Commercial and business lending	17,762	18,146	(2)%	18,353	17,311	18,820	(6)%
Commercial real estate—investor	114	281	(59)%	293	304	315	(64)%
Real estate construction	313	339	(8)%	298	227	232	35%
Commercial real estate lending	427	620	(31)%	591	531	547	(22)%
Total commercial	18,189	18,767	(3)%	18,944	17,842	19,367	(6)%
Residential mortgage	4,178	4,654	(10)%	3,955	3,228	17,645	(76)%
Home equity	1,717	1,719	—%	1,896	2,017	7,247	(76)%
Other consumer	1,219	1,245	(2)%	1,246	1,243	1,222	—%
Total consumer	7,114	7,618	(7)%	7,097	6,487	26,114	(73)%
Total restructured loans (accruing)	$25,303	$26,384	(4)%	$26,041	$24,329	$45,481	(44)%
Nonaccrual restructured loans (included in nonaccrual loans)	$25,362	$24,204	5%	$22,494	$16,293	$24,332	4%
	Jun 30, 2020	Mar 31, 2020	Seql Qtr % Change	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Comp Qtr % Change
Accruing Loans 30-89 Days Past Due
Commercial and industrial	$716	$976	(27)%	$821	$426	$4,909	(85)%
Commercial real estate—owner occupied	199	51	N/M	1,369	2,646	2,018	(90)%
Commercial and business lending	916	1,027	(11)%	2,190	3,073	6,926	(87)%
Commercial real estate—investor	13,874	14,462	(4)%	1,812	636	1,382	N/M
Real estate construction	385	179	115%	97	595	151	155%
Commercial real estate lending	14,260	14,641	(3)%	1,909	1,232	1,532	N/M
Total commercial	15,175	15,668	(3)%	4,099	4,304	8,459	79%
Residential mortgage	3,023	10,102	(70)%	9,274	8,063	9,756	(69)%
Home equity	3,108	7,001	(56)%	5,647	4,798	5,827	(47)%
Other consumer	1,482	1,777	(17)%	2,083	2,203	1,838	(19)%
Total consumer	7,613	18,879	(60)%	17,005	15,063	17,422	(56)%
Total accruing loans 30-89 days past due	$22,788	$34,547	(34)%	$21,104	$19,367	$25,881	(12)%

	Jun 30, 2020	Mar 31, 2020	Seql Qtr % Change	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Comp Qtr % Change
Potential Problem Loans
Commercial and industrial	$195,432	$149,747	31%	$110,308	$59,427	$58,658	N/M
Commercial real estate—owner occupied	15,919	15,802	1%	19,889	22,624	24,237	(34)%
Commercial and business lending	211,350	165,550	28%	130,197	82,051	82,895	155%
Commercial real estate—investor	88,237	61,030	45%	29,449	49,353	77,766	13%
Real estate construction	2,170	1,753	24%	—	544	3,166	(31)%
Commercial real estate lending	90,407	62,783	44%	29,449	49,897	80,932	12%
Total commercial	301,758	228,333	32%	159,646	131,948	163,828	84%
Residential mortgage	3,157	3,322	(5)%	1,451	1,242	1,983	59%
Home equity	1,921	2,238	(14)%	—	—	32	N/M
Total consumer	5,078	5,559	(9)%	1,451	1,242	2,014	152%
Total potential problem loans	$306,836	$233,892	31%	$161,097	$133,189	$165,842	85%
N/M = Not meaningful
N/A = Not applicable
Numbers may not sum due to rounding.
(a) Does not include any restructured loans related to COVID-19 in accordance with regulatory guidance

Associated Banc-Corp Net Interest Income Analysis - Fully Tax-Equivalent Basis - Sequential and Comparable Quarter
	Three Months Ended
	June 30, 2020			March 31, 2020			June 30, 2019
($ in thousands)	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate
Assets
Earning assets
Loans (a) (b) (c)
Commercial PPP lending	$848,761	$4,841	2.29%	$—	$—	—%	$—	$—	—%
Commercial and business lending	9,192,910	64,097	2.80%	8,380,113	80,217	3.85%	8,621,609	103,029	4.79%
Commercial real estate lending	5,720,262	46,057	3.24%	5,329,568	57,499	4.34%	5,130,954	66,522	5.19%
Total commercial	15,761,933	114,995	2.93%	13,709,681	137,716	4.04%	13,752,563	169,551	4.94%
Residential mortgage	8,271,757	62,860	3.04%	8,404,351	69,961	3.33%	8,378,082	72,692	3.47%
Retail	1,157,116	14,368	4.98%	1,194,586	17,473	5.86%	1,223,726	19,095	6.25%
Total loans	25,190,806	192,223	3.06%	23,308,618	225,149	3.88%	23,354,371	261,338	4.48%
Investment securities
Taxable	3,129,113	16,103	2.06%	3,460,224	20,272	2.34%	4,523,260	26,710	2.36%
Tax-exempt(a)	1,922,392	18,270	3.80%	1,974,247	18,603	3.77%	1,943,485	18,304	3.77%
Other short-term investments	1,016,976	2,231	0.88%	473,604	3,304	2.81%	479,590	3,995	3.34%
Investments and other	6,068,481	36,604	2.41%	5,908,075	42,179	2.86%	6,946,335	49,009	2.82%
Total earning assets	31,259,287	$228,826	2.94%	29,216,693	$267,329	3.67%	30,300,707	$310,347	4.10%
Other assets, net	3,586,656			3,360,311			3,138,111
Total assets	$34,845,943			$32,577,005			$33,438,818
Liabilities and stockholders' equity
Interest-bearing liabilities
Interest-bearing deposits
Savings	$3,260,040	$429	0.05%	$2,868,840	$1,800	0.25%	$2,319,556	$1,686	0.29%
Interest-bearing demand	5,445,267	1,442	0.11%	5,307,230	8,755	0.66%	4,984,511	15,309	1.23%
Money market	6,496,841	1,902	0.12%	6,538,658	10,806	0.66%	7,118,594	20,883	1.18%
Network transaction deposits	1,544,737	539	0.14%	1,434,128	4,601	1.29%	2,024,604	12,456	2.47%
Time deposits	2,469,899	8,866	1.44%	2,636,231	10,703	1.63%	3,544,317	16,717	1.89%
Total interest-bearing deposits	19,216,785	13,178	0.28%	18,785,088	36,666	0.79%	19,991,581	67,050	1.35%
Federal funds purchased and securities sold under agreements to repurchase	204,548	51	0.10%	194,406	368	0.76%	115,694	286	0.99%
Commercial Paper	37,526	7	0.08%	34,282	28	0.33%	30,612	37	0.49%
PPPLF	774,500	676	0.35%	—	—	—%	—	—	—%
Other short-term funding	—	—	—%	16,997	11	0.25%	—	—	—%
FHLB advances	2,810,867	15,470	2.21%	3,231,999	17,626	2.19%	3,171,353	17,744	2.24%
Long-term funding	548,757	5,591	4.08%	549,465	5,604	4.08%	796,169	7,396	3.72%
Total short and long-term funding	4,376,199	21,795	2.00%	4,027,149	23,637	2.36%	4,113,829	25,463	2.48%
Total interest-bearing liabilities	23,592,983	$34,973	0.60%	22,812,237	$60,303	1.06%	24,105,410	$92,513	1.54%
Noninterest-bearing demand deposits	6,926,401			5,506,861			5,089,928
Other liabilities	480,041			416,107			390,585
Stockholders’ equity	3,846,517			3,841,800			3,852,894
Total liabilities and stockholders’ equity	$34,845,943			$32,577,005			$33,438,818
Interest rate spread			2.34%			2.61%			2.56%
Net free funds			0.15%			0.23%			0.32%
Fully tax-equivalent net interest income and net interest margin ("NIM")		$193,853	2.49%		$207,026	2.84%		$217,834	2.88%
Fully tax-equivalent adjustment		3,981			4,084			4,215
Net interest income		$189,872			$202,942			$213,619
Numbers may not sum due to rounding.

(a)	The yield on tax-exempt loans and securities is computed on a fully tax-equivalent basis using a tax rate of 21% and is net of the effects of certain disallowed interest deductions.

(b)	Nonaccrual loans and loans held for sale have been included in the average balances.

(c)	Interest income includes amortization of net deferred loan origination costs and net accreted purchase loan discount.

Associated Banc-Corp Net Interest Income Analysis - Fully Tax-Equivalent Basis - Year Over Year
	Six Months Ended June 30,
	2020			2019
($ in thousands)	Average Balance	Interest Income /Expense	Average Yield / Rate	Average Balance	Interest Income /Expense	Average Yield / Rate
Assets
Earning assets
Loans (a) (b) (c)
Commercial PPP lending	$424,380	$4,841	2.29%	$—	$—	—%
Commercial and business lending	8,786,511	144,314	3.30%	8,499,564	203,327	4.82%
Commercial real estate lending	5,524,915	103,556	3.77%	5,124,476	132,034	5.19%
Total commercial	14,735,807	252,711	3.45%	13,624,040	335,361	4.96%
Residential mortgage	8,338,054	132,821	3.19%	8,372,299	146,673	3.50%
Retail	1,175,851	31,841	5.43%	1,233,297	38,450	6.25%
Total loans	24,249,712	417,372	3.45%	23,229,636	520,485	4.51%
Investment securities
Taxable	3,294,669	36,375	2.21%	4,749,307	55,764	2.35%
Tax-exempt (a)	1,948,320	36,873	3.79%	1,894,689	35,573	3.76%
Other short-term investments	745,290	5,535	1.49%	474,050	8,221	3.49%
Investments and other	5,988,278	78,783	2.63%	7,118,047	99,558	2.80%
Total earning assets	30,237,990	$496,155	3.29%	30,347,682	$620,043	4.11%
Other assets, net(d)	3,473,484			3,083,709
Total assets	$33,711,474			$33,431,391
Liabilities and stockholders' equity
Interest-bearing liabilities
Interest-bearing deposits
Savings	$3,064,440	$2,228	0.15%	$2,209,804	$2,836	0.26%
Interest-bearing demand	5,376,249	10,197	0.38%	4,862,763	29,229	1.21%
Money market	6,517,749	12,708	0.39%	7,252,639	41,669	1.16%
Network transaction deposits	1,489,433	5,141	0.69%	2,124,262	26,082	2.48%
Time deposits	2,553,065	19,569	1.54%	3,334,305	30,007	1.82%
Total interest-bearing deposits	19,000,936	49,844	0.53%	19,783,773	129,823	1.32%
Federal funds purchased and securities sold under agreements to repurchase	199,477	420	0.42%	146,357	913	1.26%
Commercial Paper	35,904	35	0.20%	36,096	88	0.49%
PPPLF	387,250	676	0.35%	—	—	—%
Other short-term funding	8,498	11	0.25%	—	—	—%
FHLB advances	3,021,433	33,096	2.20%	3,404,213	37,298	2.21%
Long-term funding	549,111	11,195	4.08%	795,964	14,792	3.72%
Total short and long-term funding	4,201,674	45,432	2.17%	4,382,630	53,091	2.44%
Total interest-bearing liabilities	23,202,610	$95,276	0.83%	24,166,403	$182,914	1.53%
Noninterest-bearing demand deposits	6,216,631			5,036,537
Other liabilities(d)	448,074			394,334
Stockholders’ equity	3,844,158			3,834,116
Total liabilities and stockholders’ equity	$33,711,474			$33,431,391
Interest rate spread			2.46%			2.58%
Net free funds			0.20%			0.31%
Fully tax-equivalent net interest income and net interest margin ("NIM")		$400,879	2.66%		$437,128	2.89%
Fully tax-equivalent adjustment		8,066			7,962
Net interest income		$392,814			$429,167
Numbers may not sum due to rounding.

(a)	The yield on tax-exempt loans and securities is computed on a fully tax-equivalent basis using a tax rate of 21% and is net of the effects of certain disallowed interest deductions.

(b)	Nonaccrual loans and loans held for sale have been included in the average balances.

(c)	Interest income includes amortization of net deferred loan origination costs and net accreted purchase loan discount.
(d) During the third quarter of 2019, the Corporation made a change in accounting policy to offset derivative assets and liabilities and cash collateral with the same counterparty where it has a legally enforceable master netting agreement in place. Adoption of this change was voluntary and has been adopted retrospectively with all prior periods presented herein restated.

Associated Banc-Corp Loan and Deposit Composition
($ in thousands)
Period end loan composition	Jun 30, 2020	Mar 31, 2020	Seql Qtr % Change	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Comp Qtr % Change
PPP Loans	$1,012,033	$—	N/M	$—	$—	$—	N/M
Commercial and industrial	7,968,709	8,517,974	(6)%	7,354,594	7,495,623	7,579,384	5%
Commercial real estate—owner occupied	914,385	940,687	(3)%	911,265	915,524	942,811	(3)%
Commercial and business lending	9,895,127	9,458,661	5%	8,265,858	8,411,147	8,522,194	16%
Commercial real estate—investor	4,174,125	4,038,036	3%	3,794,517	3,803,277	3,779,201	10%
Real estate construction	1,708,189	1,544,858	11%	1,420,900	1,356,508	1,394,815	22%
Commercial real estate lending	5,882,314	5,582,894	5%	5,215,417	5,159,784	5,174,016	14%
Total commercial	15,777,441	15,041,555	5%	13,481,275	13,570,932	13,696,210	15%
Residential mortgage	7,933,518	8,132,417	(2)%	8,136,980	7,954,801	8,277,479	(4)%
Home equity	795,671	844,901	(6)%	852,025	879,642	916,213	(13)%
Other consumer	326,040	346,761	(6)%	351,159	349,335	360,065	(9)%
Total consumer	9,055,230	9,324,079	(3)%	9,340,164	9,183,778	9,553,757	(5)%
Total loans	$24,832,671	$24,365,633	2%	$22,821,440	$22,754,710	$23,249,967	7%

Period end deposit and customer funding composition	Jun 30, 2020	Mar 31, 2020	Seql Qtr % Change	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Comp Qtr % Change
Noninterest-bearing demand	$7,573,942	$6,107,386	24%	$5,450,709	$5,503,223	$5,354,987	41%
Savings	3,394,930	3,033,039	12%	2,735,036	2,643,950	2,591,173	31%
Interest-bearing demand	5,847,349	6,170,071	(5)%	5,329,717	5,434,955	6,269,035	(7)%
Money market	7,486,319	7,717,739	(3)%	7,640,798	7,930,676	7,691,775	(3)%
Brokered CDs	4,225	65,000	(94)%	5,964	16,266	77,543	(95)%
Other time	2,244,680	2,568,345	(13)%	2,616,839	2,893,493	3,289,709	(32)%
Total deposits	26,551,444	25,661,580	3%	23,779,064	24,422,562	25,274,222	5%
Customer funding(a)	178,398	142,174	25%	103,113	108,369	104,973	70%
Total deposits and customer funding	$26,729,842	$25,803,754	4%	$23,882,177	$24,530,932	$25,379,195	5%
Network transaction deposits(b)	$1,496,958	$1,731,996	(14)%	$1,336,286	$1,527,910	$1,805,141	(17)%
Net deposits and customer funding (Total deposits and customer funding, excluding Brokered CDs and network transaction deposits)	$25,228,660	$24,006,758	5%	$22,539,927	$22,986,756	$23,496,510	7%
Quarter average loan composition	Jun 30, 2020	Mar 31, 2020	Seql Qtr % Change	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Comp Qtr % Change
PPP Loans	$848,761	$—	N/M	$—	$—	$—	N/M
Commercial and industrial	$8,263,270	$7,455,528	11%	$7,291,592	$7,574,448	$7,688,462	7%
Commercial real estate—owner occupied	929,640	924,585	1%	916,484	927,820	933,146	—%
Commercial and business lending	10,041,671	8,380,113	20%	8,208,076	8,502,268	8,621,609	16%
Commercial real estate—investor	4,113,895	3,857,277	7%	3,806,168	3,768,377	3,806,828	8%
Real estate construction	1,606,367	1,472,292	9%	1,388,857	1,388,653	1,324,126	21%
Commercial real estate lending	5,720,262	5,329,568	7%	5,195,025	5,157,031	5,130,954	11%
Total commercial	15,761,933	13,709,681	15%	13,403,101	13,659,299	13,752,563	15%
Residential mortgage	8,271,757	8,404,351	(2)%	8,167,795	8,337,230	8,378,082	(1)%
Home equity	819,680	845,422	(3)%	864,144	901,291	869,248	(6)%
Other consumer	337,436	349,164	(3)%	348,295	354,249	354,478	(5)%
Total consumer	9,428,873	9,598,937	(2)%	9,380,233	9,592,770	9,601,809	(2)%
Total loans(c)	$25,190,806	$23,308,618	8%	$22,783,334	$23,252,068	$23,354,371	8%

Quarter average deposit composition	Jun 30, 2020	Mar 31, 2020	Seql Qtr % Change	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Comp Qtr % Change
Noninterest-bearing demand	$6,926,401	$5,506,861	26%	$5,470,496	$5,324,481	$5,089,928	36%
Savings	3,260,040	2,868,840	14%	2,714,191	2,618,188	2,319,556	41%
Interest-bearing demand	5,445,267	5,307,230	3%	5,138,116	5,452,674	4,984,511	9%
Money market	6,496,841	6,538,658	(1)%	6,594,681	6,933,230	7,118,594	(9)%
Network transaction deposits	1,544,737	1,434,128	8%	1,438,908	1,764,961	2,024,604	(24)%
Time deposits	2,469,899	2,636,231	(6)%	2,746,978	3,107,670	3,544,317	(30)%
Total deposits	$26,143,186	$24,291,949	8%	$24,103,371	$25,201,203	$25,081,509	4%
N/M = Not meaningful
Numbers may not sum due to rounding.

(a)	Includes repurchase agreements and commercial paper.

(b)	Included above in interest-bearing demand and money market.

(c)	Nonaccrual loans and loans held for sale have been included in the average balances.

Associated Banc-Corp Non-GAAP Financial Measures Reconciliation
($ in millions, except per share data)		YTD Jun 2020	YTD Jun 2019	2Q20	1Q20	4Q19	3Q19	2Q19
Tangible common equity reconciliation(a)
Common equity				$3,671	$3,534	$3,665	$3,664	$3,643
Goodwill and other intangible assets, net				(1,181)	(1,284)	(1,265)	(1,267)	(1,270)
Tangible common equity				$2,490	$2,250	$2,401	$2,397	$2,373
Tangible assets reconciliation(a)
Total assets				$35,501	$33,908	$32,386	$32,596	$33,247
Goodwill and other intangible assets, net				(1,181)	(1,284)	(1,265)	(1,267)	(1,270)
Tangible assets				$34,321	$32,624	$31,122	$31,329	$31,977
Average tangible common equity and average common equity tier 1 reconciliation(a)
Common equity		$3,576	$3,577	$3,566	$3,585	$3,658	$3,647	$3,596
Goodwill and other intangible assets, net		(1,277)	(1,246)	(1,281)	(1,272)	(1,266)	(1,269)	(1,247)
Tangible common equity		2,299	2,332	2,285	2,313	2,392	2,378	2,349
Modified CECL transitional amount		109	N/A	115	101	N/A	N/A	N/A
Accumulated other comprehensive loss (income)		9	99	8	10	37	42	82
Deferred tax assets (liabilities), net		46	46	45	47	48	49	46
Average common equity Tier 1		$2,462	$2,476	$2,453	$2,471	$2,476	$2,469	$2,477
Average tangible assets reconciliation(a)
Total assets		$33,711	$33,427	$34,846	$32,577	$32,182	$33,154	$33,439
Goodwill and other intangible assets, net		(1,277)	(1,246)	(1,281)	(1,272)	(1,266)	(1,269)	(1,247)
Tangible assets		$32,435	$32,182	$33,565	$31,305	$30,916	$31,885	$32,192
Selected trend information(b)
Insurance commissions and fees		$45	$48	$22	$23	$20	$21	$23
Wealth management fees(c)		42	41	21	21	22	21	21
Service charges and deposit account fees		27	31	11	15	16	17	15
Card-based fees		18	19	9	10	10	10	10
Other fee-based revenue		9	9	5	4	5	5	5
Fee-based revenue		141	148	68	73	72	74	74
Other		212	39	186	26	21	27	21
Total noninterest income		$353	$187	$254	$98	$93	$101	$96
Pre-tax pre-provision income(d)
Income before income taxes		$256	$213	$200	$56	$89	$104	$104
Provision for credit losses		114	14	61	53	—	2	8
Pre-tax pre-provision income		$370	$227	$261	$109	$89	$106	$112
Selected equity and performance ratios(a)(e)
Tangible common equity / tangible assets				7.25%	6.90%	7.71%	7.65%	7.42%
Return on average equity		10.18%	9.01%	15.55%	4.80%	7.31%	8.47%	8.81%
Return on average tangible common equity		16.32%	14.16%	25.45%	7.31%	11.33%	13.27%	13.81%
Return on average common equity Tier 1		15.24%	13.33%	23.71%	6.84%	10.94%	12.78%	13.09%
Return on average tangible assets		1.21%	1.07%	1.78%	0.59%	0.93%	1.04%	1.05%
Efficiency ratio reconciliation(f)
Federal Reserve efficiency ratio		54.26%	63.01%	43.49%	70.37%	69.14%	66.55%	62.71%
Fully tax-equivalent adjustment		(0.59)%	(0.81)%	(0.39)%	(0.96)%	(0.91)%	(0.90)%	(0.84)%
Other intangible amortization		(0.77)%	(0.74)%	(0.65)%	(0.95)%	(0.93)%	(0.89)%	(0.75)%
Fully tax-equivalent efficiency ratio		52.91%	61.48%	42.46%	68.47%	67.32%	64.78%	61.13%
Acquisition related costs adjustment		(0.30)%	(0.71)%	(0.12)%	(0.58)%	(0.45)%	(0.53)%	(1.21)%
Provision for unfunded commitments adjustment		(3.22)%	0.40%	(1.91)%	(5.18)%	0.34%	(0.33)%	1.28%
Asset gains (losses), net adjustment		13.23%	0.14%	22.10%	(0.02)%	0.09%	0.18%	0.17%
Adjusted efficiency ratio		62.62%	61.31%	62.53%	62.70%	67.30%	64.11%	61.36%
Acquisition Related Costs & Gain on Sale of ABRC	YTD 2020	YTD 2020 per share data(g)		2Q 2020	2Q 2020 per share data(g)		1Q 2020	1Q 2020 per share data(g)
GAAP earnings	$187	$1.20		$145	$0.94		$42	$0.27
Acquisition related costs, net of tax	2	0.01		—	—		1	0.01
Earnings, excluding acquisition related costs(d)	$188	$1.21		$145	$0.94		$43	$0.28

GAAP earnings	$187	$1.20		$145	$0.94		$42	$0.27
Gain on sale of ABRC, net of tax	104	0.67		104	0.68		—	—
Earnings, excluding gain on sale of ABRC(d)	$82	$0.53		$40	$0.26		$42	$0.27
Numbers may not sum due to rounding.

(a)
The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

(b)	These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation’s results of operations.

(c)	Includes trust, asset management, brokerage, and annuity fees.

(d)
Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share and provide greater understanding of ongoing operations and enhanced comparability of results with prior periods.

(e)
These capital measurements are used by management, regulators, investors, and analysts to assess, monitor and compare the quality and composition of our capital with the capital of other financial services companies.

(f)
The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio is noninterest expense, which excludes the provision for unfunded commitments, other intangible amortization, and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains (losses), net, acquisition related costs, and asset gains (losses), net. Management believes the adjusted efficiency ratio is a meaningful measure as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and provides a better measure as to how the Corporation is managing its expenses by adjusting for acquisition related costs, provision for unfunded commitments, and asset gains (losses), net.

(g)	Diluted earnings and per share data presented after-tax.